Exhibit 99.2

Creating Value for Rite Aid and The Jean Coutu Group

Cautionary Statement Regarding Forward Looking Statements This is an oral presentation which is accompanied by slides. Investors are urged to review both Companies’ regulatory filings. During today’s presentation, forward-looking statements may be made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Consequently, all forward-looking statements made during this presentation are qualified by those risks, uncertainties and other factors. Please reference both Companies’ SEC and Canadian Securities Authorities (CSA) filings, which are available on their web sites, for a detailed description of factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Also during today’s presentation, a non-GAAP financial measure is referenced. The definition and purpose for using this measure and historical and prospective reconciliation to the appropriate GAAP measure is in Rite Aid’s Form 8-K and The Jean Coutu Group’s Form 6-K which were furnished to the SEC and CSA.

Transaction overview Rite Aid and The Jean Coutu Group have agreed to merge all Brooks and Eckerd stores into Rite Aid. All 1,858 Brooks Eckerd drugstores included in transaction. Significant real estate assets also included. Total consideration paid to The Jean Coutu Group will be approximately $3.4 B. $1.45 B in cash, with financing commitments already in place. Expected assumption of $850 M Senior Subordinated Notes by Rite Aid. 250 M common shares of Rite Aid (Current value approx. $1.1 B)1 LTM ADJUSTED EBITDA2 multiple of 9.2x before net synergies. The expanded Rite Aid shareholder base will be comprised of: Existing Rite Aid shareholders – 68.0% The Jean Coutu Group – 32.0% (30.2% voting power) 1 Based on Rite Aid’s prior one-month average closing price of $4.41. 2 PJC USA Fiscal 2006 Adjusted EBITDA excludes non-recurring charges.

Transaction overview The Boards of Directors of Rite Aid and The Jean Coutu Group have approved the transaction. Rite Aid has all required financing commitments in place. Expected close could be as early as Rite Aid’s fiscal-07 Q4 & PJC’s fiscal-07 Q3 (December 2006 to March 2007). Subject to Hart-Scott-Rodino review. Subject to Rite Aid Stockholder approval.

# Rite Aid
# Transaction rationale

RITE AID PHARMACY

The Jean Coutu Group (PJC) Inc.

| | |
|---|---|
| **Enhanced scale & national footprint** | ■ Creates the largest drug store chain on the US East Coast and a stronger national chain in a highly competitive industry.<br>■ $26.8 B of combined revenues in fiscal 2006.<br>■ Leading position in top 100 MSA's. |
| **Value creation through meaningful synergies** | ■ Expected annual net synergies of approximately $150 M after the first 12 months following close.<br>■ The company expects the transaction to be accretive 12 months after the close by $0.09 to $0.15 per diluted share.<br>■ The company expects the transaction to be dilutive by $0.03 to $0.07 per diluted share for the first 12 months due to integration and non-recurring expenses.<br>■ Potential for further value from revenue synergies. |
| **Compelling story** | ■ Dramatically accelerates growth strategy to roughly 5,000 stores virtually overnight.<br>■ Greater scale and cost efficiencies create value.<br>■ Enhances competitive position in sector with strong projected growth. |
| **Strong Infrastructure, Superior Operational Experience** | ■ Information systems and a supply chain already capable of handling additional stores.<br>■ Leverage programs, best practices, management capabilities across larger store network to improve profitability through cost savings, sales growth.<br>■ Management has significant experience in retail mergers. |

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Expanded Rite Aid will be a stronger #3 competitor Source: Public filings Stores 6,171 5,401 3,319 1,858 1,800 1,013 501 247 U.S. Pre-transaction 1,800 1,013 501 247 6,171 5,401 PF 5,177 Post-transaction Stores 3,319 1,858

A stronger national drugstore chain… Rite Aid states Brooks Eckerd states Rite Aid Brooks Eckerd states No. of Rite Aid stores No. of Brooks Eckerd stores 132 19 71 36 589 24 23 313 9 237 1 117 47 49 70 28 110 46 188 107 258 347 286 102 382 356 6 79 2 87 132 11 31 38 38 165 47 35 54 157 137 24 21 133 25 8 Total stores = 5,177 D.C.

… with leadership in Key MSAs Leadership positions in East Coast MSA’s Source: Metro Markets 2005 Metro area rankings 3 Hartford, CT 3 Nashville, TN 3 Boston, MA 3 Atlanta, GA 2 Allentown, PA 2 Worchester, MA 2 Albany, NY 2 Stamford, CT 2 Richmond, VA 2 Charlotte, NC 2 Providence, RI 2 District of Columbia 2 New York, NY 1 Raleigh-Cary, NC 1 Rochester, NY 1 Buffalo, NY 1 Virginia Beach, VA 1 Pittsburgh, PA 1 Baltimore, MD 1 Philadelphia, PA Rank Metro Area #3Shares18%#2 Shares 28%Other 28%#1 Share 26%Sh

Expanded Rite Aid Company snapshot Fiscal 2006 Figures ($ millions, except for associates) 1 PJC USA Fiscal 2006 ADJUSTED EBITDA excludes non-recurring charges. Rite AidPJC -USAStores (latest publi shed count ) 3,3191,858Associates70,20046,100Revenue$17,271 $9,496 Gross profit$4,699 $2,419 ADJUSTED EBITDA1$676 $3681

Value Drivers Rite Aid expects to obtain annual net synergies of approximately $150 million after the first 12 months following the close. The company expects the transaction to be accretive 12 months after the close by $0.09 to $0.15 per diluted share. The company expects the transaction to be dilutive by $0.03 to $0.07 per diluted share for the first 12 months due to integration and non-recurring expenses.

Rite Aid Skills, talents & infrastructure Current opportunity requires many of the same capabilities we’ve successfully built: Strong supply chain processes Solid vendor relationships Consistent pricing strategy Consistent advertising and product promotion programs Innovative marketing against target customer base Store and field structure to support “best practice” execution Stable and strong financial and management reporting Information systems are capable of supporting a significant increase in stores: Standard Scalable Developed and maintained using well established and controlled processes Supply chain is disciplined and has capacity. Debt has been successfully managed: Systematically reduced Credit ratings improved Liquidity and flexibility enhanced Management team has significant retail and merger/acquisition experience. Minimize Risk – Maximize Opportunities

The Jean Coutu Group Transaction rationale Note: The Jean Coutu Group-Canada figures reflect LTM as of May 2006 Leading shareholder in a strengthened U.S. platformnUnique strategic opportunity to optimize U.S. presence by transforming investment in a regional drugstore chain into theleading ownership position (32.0%) of a major national chain with enhanced scale to better compete in the growing U.S. drugstore industry.nPJCwill continue to haveinfluence over the expandedRite Aid through Board seats and senior management appointments.nFour seats on 14-member Rite Aid Board of Directors.nMichel Coutu (Co-Chairman).nPierre Legault (Chief Administrative Officer).Favorable transaction economics and structure nAttractive valuation multiple received for PJC USA assets.nEquity consideration will allow PJC shareholders to participate in economic benefit of synergiesexpected in value of Rite Aid ownership.Enhanced financial flexibility nCash proceeds to be used to retire outstanding long-term debt.nCreates capacity to continue to invest inCanadian franchise and pursue expansion.Unlocksvalue of PJC Canada nMaintain focus on leading Canadian franchise.nPJC Canadais the second-largest public Canadian drug store retailer,with 327 stores, $1.635 B of sales and $165 M of EBITDA.nAmong the highest-marginpublic drug retail franchisesin Canada.

The Jean Coutu Group Pro forma financial impactPro forma May 2006 financial summary ($ millions) Fully repay Term A & B Loans & Revolver. Retire 7 5/8% $350 M Senior Unsecured Notes. Rite Aid intends to assume the 8.5% $850 M Senior Subordinated Notes. Note: EBITDA reflects reported Fiscal 2006 EBITDA. StandalonePJCTransaction adjustmentsPro forma PJC Stores 2,185 (1,858) 327 Revenue $11,143 ($9,508) $1,635 EBITDA $497 ($332) $165 % margin4.5%3.5%10.1% Total debt $2,391 ($2, 3 91 ) $ 0 Debt / EBITDA4.8xN.A.

The Jean Coutu Group Pro forma financial impactPro forma financial impact - ($ millions) The investment in Rite Aid will be accounted for using the equity method in future periods. US operations will not be presented as discontinued operations considering the continuing company involvement in the expanded Rite Aid. The estimated proceeds on disposal of $3.4 B are subject to fluctuation due to changes in the US dollar per Canadian dollar exchange rate and the Rite Aid share price until the transaction closes. Based on Rite Aid’s prior one-month average closing share price of $4.41 and an average exchange rate of 0.8885 US dollars per Canadian dollar, The Jean Coutu Group would have recorded an after-tax loss of approximately $140 M. Pro forma PJC Gain on sale of inves t ment of US operations, net of expenses $40 Materialized foreign currency translation adjustments (120) Debt re t irement costs and write - off of deferred financing costs. (60) Net loss after-tax(140)

Next steps - Recap Regulatory clearance – Hart-Scott-Rodino review. Rite Aid Stockholder approval. Expected close could be as early as Rite Aid’s fiscal-07 Q4 & PJC’s fiscal-07 Q3 (December 2006 to March 2007).Integration planning between Rite Aid and The Jean Coutu Group management teams.

Conclusion: Transaction strengthens Rite Aid and PJC Enhanced scale & national footprint Value creation through meaningful synergies Opportunity for additional revenue synergies Accretive after 12 months Creates significant value for Rite Aid and Jean Coutu Group shareholders Expanded Rite Aid Leading shareholder in strengthened U.S. platform Favorable transaction economics and structure Unlocks value of PJC Canada Enhanced financial flexibility New Jean Coutu

Additional Information and Where to Find it Rite Aid intends to file with the Securities and Exchange Commission a proxy statement in connection with the proposed transaction.  The proxy statement will be mailed to the stockholders of Rite Aid.   STOCKHOLDERS OF RITE AID ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Such proxy statement (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or by contacting our Secretary, Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011. PARTICIPANTS IN THE SOLICITATION Rite Aid and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include Rite Aid’s executive officers and directors.  Further information regarding persons who may be deemed participants will be available in Rite Aid’s proxy statement to be filed with the Securities and Exchange Commission in connection with the transaction.